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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D. C. 20549


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                                  FORM 8-K


                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES EXCHANGE ACT OF 1934



                    DATE OF REPORT       February 9, 1996
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                    UNITED COMPANIES LIFE INSURANCE COMPANY
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                     33-91358
                                     33-91362
                                     33-95968
           LOUISIANA                 33-95778                72-0475131
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  (State or other jurisdiction      (Commission            (IRS Employer
       of incorporation)            File Number)         Identification No.)


8545 United Plaza Boulevard, Baton Rouge, LA                    70809-2251
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(Address of principal executive offices)                         (Zip Code)


                               Not Applicable
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         (Former name or former address, if changes since last report.)


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Item 5.  Other Events.

         On February 2, 1996, United Companies Financial Corporation ("UCFC") signed a Stock Purchase Agreement (the "Agreement") dated as of January 30, 1996, for the sale of all of the stock of its wholly-owned subsidiary, United Companies Life Insurance Company ("UCLIC"). UCFC's Board of Directors approved the sale to an acquisition company formed by Knightsbridge Capital Fund I, L.P. for an aggregate amount of $164 million plus earnings of UCLIC from January 1, 1996, to closing of the transaction. Knightsbridge, which is a private investment partnership with institutional partners, was formed in 1995 to make equity investments in companies engaged primarily in the life insurance industry. A copy of the Agreement is an exhibit to the Current Report on Form 8-K filed by UCFC with the Securities and Exchange Commission on February 9, 1996.

         Under the terms of the agreement, the sales price is comprised of $109 million in cash and $55 million in UCLIC real estate and other assets to be distributed to UCFC prior to the closing. The real estate to be distributed includes portions of the United Plaza office park, including UCFC's home office. In addition, UCFC will purchase a note from an affiliate of the purchaser for $15 million in cash.

         The purchaser also agreed that UCLIC would continue to be a significant investor in first lien home equity loans originated by UCFC's lending operations and that the home office operations would be maintained in its present location in Baton Rouge, Louisiana following the closing for at least two years. The agreement is subject to approval by UCFC's shareholders and regulatory authorities and the satisfaction of other conditions, and provides that the closing will occur on or before July 31, 1996.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        UNITED COMPANIES LIFE INSURANCE COMPANY
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                                                    (Registrant)



                                        /s/ Robert B. Thomas, Jr.
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                                        Robert B. Thomas, Jr., Chairman and
                                        President

Date:  February 9, 1996
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